SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: July 1, 2005

                          MSGI SECURITY SOLUTIONS, INC.

               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
--------------------------------------------------------------------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File No.)              Identification No.)
incorporation)


                               575 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  917-339-7134
              (Registrant's telephone number, including area code)



Item 1.01 Entry into a Material Definitive Agreement
Item 2.01: Completion of Acquisition or Disposal of Assets

As Previously reported, on July 1, 2005, MSGI Security Solutions, Inc. ("MSGI" or the "Company") and it's subsidiary Future Developments America, Inc. ("FDA") entered into a Stock Purchase, Earnout and Royalty Payment Agreement (the "Agreement") with Future Developments, Ltd. ("FDL"), Darren Labas and Jamie Labas, to acquire the remaining 49% of the issued and outstanding shares of Future Developments America, Inc. held by Darren and Jamie Labas, not held by the Company. This transaction gives 100% ownership of all issued and outstanding shares of Future Developments America, Inc. to MSGI.

The Agreement calls for a purchase price by virtue of an earn out payment of 15% of gross sales of any FDL products, less direct costs associated with such products, for sales of such products by either MSGI or FDA. The earn out payments are capped at a maximum payment of $1,000,000. Further subject to the terms and conditions of the Agreement, ownership of certain fixed assets and component parts inventory on the balance sheet of FDA is transferred to FDL as part of the purchase price.


The foregoing summary is qualified in its entirety by the Stock Purchase Agreement which has been previously reported on Form 8-K submitted July 8, 2005.



Item 9.01. Financial Statements and Exhibits

(a)  Financials statement of business acquired. *

(b) Unaudited Pro Forma Condensed Financial Information (included herein) (i) Pro Forma Condensed Balance Sheet as of March 31, 2004 (ii) Pro Forma Condensed Statement of Operations for the Nine Months Ended March 31, 2005
     (iii) Pro Forma Condensed Statement of Operations for the Year Ended June

(c)  N/A

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MSGI SECURITY SOLUTIONS, INC.

Date: September 19, 2005                 By: /s/ Richard J. Mitchell III
                                             ----------------------------
                                         Name:   Richard J. Mitchell III
                                         Title:  Chief Accounting Officer

                    Financial Statements of Business Acquired


  * Future Developments America, Inc. ("FDA") has been reported as a subsidiary of MSGI Security Solutions, Inc (the "Company" or the "Registrant") since original acquisition by the Registrant and inception of operations in April 2004. As such, the historical audited consolidated financial statements of the Registrant report the results of operations and balance sheet of FDA. The Company herby incorporates by reference to Company's reports on Form 10-K and 10-K/A the financial statements for the year ended June 30, 2004 only and on Form 10-Q for the quarters ended September 30, 2004, December 31, 2004 and March 31, 2005.


CONSENT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in this Form 8-K/A of MSGI Security Solutions, Inc. and Subsidiaries (formerly Media Services Group, Inc.) of our report dated October 12, 2004 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the ability of MSGI Security Solutions, Inc. to continue as a going concern), appearing in the Annual Report on Form 10-K/A relating to the consolidated financial statements as of June 30, 2004 and 2003 and for the two fiscal years then ended.


/s/ Amper, Politziner & Mattia P.C.
-----------------------------------
September 19, 2005
Edison, New Jersey

                  Unaudited Pro Forma Financial Information



                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2005
                                   (Unaudited)


                                         Historical
                                      ---------------
                                            MSGI                    Pro forma
                                         Security       ------------------------------
                                      Solutions, Inc.    Adjustments          Total
                                       -------------    -------------    -------------
Assets
------
Current assets:

  Cash and cash equivalents ........   $   1,770,580             --         $   1,770,580
  Accounts receivable, net .........            --               --                  --
  Inventory ........................         264,352         (243,029)(A)          21,323
  Other current assets .............         261,671             --               261,671
                                       -------------                        -------------
   Total current assets ............       2,296,603             --             2,053,574

Investments in subsidiaries ........       3,996,695             --             3,996,695

Property and equipment at cost, net          218,141          (25,386)(B)         192,755
Goodwill ...........................         490,000         (490,000)(C)            --
Intangible assets at cost, net .....         228,080             --               228,080
Note receivable ....................         300,000             --               300,000
Related party note receivable ......       1,172,260             --             1,172,260
Other assets .......................          22,700             --                22,700
                                       -------------                        -------------

   Total assets ....................   $   8,724,479             --         $   7,966,064
                                       =============                        =============

Liabilities and Stockholders' Equity
Current liabilities:
  Trade accounts payable ...........   $     746,431             --         $     746,431
  Accrued expenses and other
    current liabilities ............         484,394             --               484,394
                                       -------------                        -------------

   Total current liabilities .......       1,230,825             --             1,230,825

Other liabilities ..................         934,144             --               934,144
                                       -------------                        -------------


   Total liabilities ...............       2,164,969             --             2,164,969
                                       -------------                        -------------
Stockholders' equity:
  Convertible preferred stock,
     $.01 par value; 18,750 shares
     authorized; 9,375 shares of
     Series F convertible preferred
     stock issued and outstanding ..              94             --                   94
  Common Stock .....................          37,495             --               37,495
  Share capital ....................            --               --                 --
  Deferred compensation ............      (1,598,565)            --           (1,598,565)
  Additional paid-in capital .......     232,631,133             --          232,631,133
  Accumulated deficit ..............    (223,116,937)       (758,415)(D)    (223,875,352)
Less: common stock in treasury,
   at cost .........................      (1,393,710)           --            (1,393,710)
                                       -------------                       -------------
   Total stockholders' equity ......       6,559,510            --             5,801,095
                                       -------------                       -------------
   Total liabilities and
     stockholders' equity ..........   $   8,724,479            --         $   7,966,064
                                       =============                       =============

See accompanying notes to unaudited pro forma financial statements.




            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 2005
                                   (Unaudited)



                                                 Historical           Pro Forma
                                               --------------  -----------------------
                                               MSGI Security
                                              Solutions, Inc.
                                                               Adjustments     Total
                                                -----------    -----------    -------



Revenues ....................................   $   496,500         --      $   490,500
Cost of sales ...............................       162,808         --          162,808
                                                -----------                 -----------
Gross profit ................................       333,692         --          333,692

Salaries and benefits .......................     1,238,951         --        1,238,951
Non cash compensation .......................     1,477,471         --        1,477,471
Selling, general and
 administrative .............................     1,685,353         --        1,685,353
Research and development ....................       140,339         --          140,339
Depreciation and amortization ...............        81,158         --           81,158
Gain on termination of lease ................       (70,300)        --          (70,300)
Goodwill and asset impairment ...............         --         758,415(D)     758,415
                                                -----------                  ----------
Total operating costs and expenses ..........     4,552,972         --        5,311,387
                                                -----------                  ----------

Income (loss) from operations ...............    (4,219,280)        --       (4,977,695)

Interest income .............................        77,540         --           77,598
Interest expense ............................       (51,947)        --          (51,947)
                                                -----------                 -----------
Total other income (expense) ................        25,593         --           25,593
                                                -----------                 -----------
Minority interests in subsidiaries ..........       255,517    (255,517)(E)       --

Income (loss) from continuing operations
  before taxes ..............................    (3,938,170)        --       (4,952,102)

Income tax (provision) benefit ..............        (9,000)        --           (9,000)
                                                -----------                  -----------

Income (loss) from continuing operations ....   $(3,947,170)        --      $(4,961,102)

Loss from discontinued operations ...........       (90,745)        --          (90,745)
                                                -----------                  -----------

Net loss ....................................    (4,037,915)        --      $(5,051,847)

Undeclared dividends on Preferred stock .....       (70,027)        --          (70,027)

Net income (loss) attributable
  to common stockholders ....................   $(4,107,942)        --      $(5,121,874)
                                                ===========                  ===========

Net loss per common share - basic and diluted   $     (1.22)        --      $     (1.52)
                                                ===========                  ===========

Weighted average common shares outstanding ..     3,364,766         --         3,364,766
                                                ===========                  ===========


See accompanying notes to unaudited pro forma financial statements.




            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE FISCAL YEAR ENDED JUNE 30, 2004
                                   (Unaudited)



                                                 Historical           Pro Forma
                                               -------------   ----------------------
                                               MSGI Security
                                              Solutions, Inc.
                                                               Adjustments     Total
                                                -----------    -----------    -------


Revenues .....................................   $      --          --      $     --
Cost of sales ................................          --          --            --
                                                                            -----------
Gross profit .................................          --          --            --

Salaries and benefits ........................       409,919        --          409,919
Consulting expense ...........................       377,363        --          377,363
Research and development .....................       167,940        --          167,940
Selling, general and administrative ..........     1,379,824        --        1,379,824
Goodwill and asset impairment ................          --       495,130(D)     495,130
                                                 -----------                -----------

Total operating costs and expenses ...........     2,335,046        --        2,830,176
                                                 -----------                -----------

Income (loss) from operations ................    (2,335,046)       --       (2,830,176)

Other income (expense) .......................        22,925        --           22,925

Minority interest in subsidiary ..............       234,483     (234,483)(E)      --
                                                 -----------                  ---------

Income (loss) before income taxes ............    (2,077,638)       --       (2,807,251)

Income tax (provision) / benefit .............         9,780        --            9,780
                                                 -----------                -----------

Net loss from continuing operations ..........   $(2,087,418)       --      $(2,797,471)
                                                 -----------                -----------
Discontinued operations:
 Loss from discontinued operations ...........      (211,613)       --         (211,613)
 Loss from disposal of discontinued operations    (1,012,114)       --       (1,012,114)
                                                 -----------                 -----------
Loss from discontinued operations ............    (1,223,727)       --       (1,223,727)

Net loss .....................................   $(3,311,145)       --      $(4,021,198)
                                                 -----------                -----------
Gain on redemption of preferred stock of a
 discontinued operation ......................       280,946        --          280,946
                                                 -----------                -----------
Net loss attributable to
 common stockholders .........................   $(3,030,199)       --      $(3,740,252)
                                                 ===========                ===========
Basic and diluted loss per share .............   $     (1.31)(F)    --      $     (1.62)(F)
                                                 ===========                ===========

Weighted average common shares outstanding ...     2,315,784 (F)    --        2,315,784 (F)

                                                 ===========                ===========


See accompanying notes to unaudited pro forma financial statements.



  NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


(A) Represents the value of components parts inventory provided to Darren and Jamie Labas from Future Developments America, Inc. as per the Stock Purchase Agreement.

(B) Represents the value of certain fixed assets provided to Darren and Jamie Labas from Future Developments America, Inc. as per the Stock Purchase Agreement.

(C) Represents the elimination of goodwill carried on the books of Future Developments America, Inc. resulting from the original purchase of 51% interest in Future Developments America, Inc.

(D) Represents the elimination of goodwill certain assets involved in the transaction as impaired. FDA has not realized any cash flow to date and there are minimal assets remaining in the company after the purchase transaction, thus the goodwill associated with the original investment and the assets associated with the purchase of the remaining 49% equity are deemed impaired. The expense associated with the impairment is adjusted through the statement of operations for the corresponding period shown.

(E) Represents the elimination of the reported minority interest in net losses from continuing operations due to the resulting relinquishment of such ownership held by Darren and Jamie Labas.

(F) Adjusted to reflect the forward 2:1 stock split which occurred on March 9, 2005.